Cathy G. O'Kelly
312-608-7657


December 30, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC   20549

Re:   Pacific Innovations Trust
      File Nos. 33-14191 and 811-07863

To the Commission:

Enclosed for filing pursuant to Rule 497(e) under the Securities Act of 1933, on behalf of the above-named Registrant, is a supplement to the prospectus dated September 2, 1997. This supplement is being filed prior to first use. Please call the undersigned if you have any questions regarding this filing.

Very truly yours,


/s/Cathy G. O'Kelly
Cathy G. O'Kelly





                        PACIFIC INNOVATIONS TRUST

                        Supplement to Prospectus

     On page 18, the disclosure regarding the portfolio manager for the Managed Bond Fund is amended as follows:


     "Effective January 1, 1998, William M. Hutchinson (Senior Vice President), Kristin L. Bradbury (Vice President) and Susan R. Martland (Vice President) of Scudder Kemper Investments, Inc. ("Scudder Kemper") will manage the Managed Bond Fund.

     The management team is headed by William M. Hutchinson. In addition to heading the portfolio management team for the Managed Bond Fund, Mr. Hutchinson is responsible for the portfolio management of domestic institutional bond portfolios managed in the Boston office of Scudder Kemper. He is also a senior portfolio manager of Core Fixed Income portfolios and the product leader for the Limited Volatility (intermediate) and Long Duration Bond management for Scudder Kemper. Mr. Hutchinson joined Scudder in 1986 and has managed pension, endowment and mutual fund portfolios. After three years as a naval officer, Mr. Hutchinson spent 12 years with Connecticut General Life Insurance Company (CIGNA), where he established a public bond credit research unit and managed institutional total return bond portfolios. Mr. Hutchinson received a BS from Lehigh University in 1969 and an MBA from the University of Michigan in 1971.

     Kristin L. Bradbury is a portfolio manager in the Bond Group of Scudder Kemper. Located in the San Francisco office of Scudder Kemper, she has over ten years of experience in the investment industry. Prior to joining Scudder in 1993, she was a member of the investment department in a large West Coast insurance company. Ms. Bradley has portfolio management responsibility for a number of institutional fixed income accounts. She received BA degrees in Business Economics and Sociology from the University of California at Santa Barbara in 1986. In 1989, Ms. Bradley received an MBA from the University of California at Irvine. She is a Chartered Financial Analyst and a member of the Security Analysts of San Francisco.

     Susan R. Martland has specialized in the management of Limited Volatility bond portfolios since 1992. She joined Scudder in 1982 following ten years of management experience. Ms. Martland received a BA from Smith College in 1971 and an MBA from Boston University School of Management in 1981."


Supplement dated January 1, 1998.